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                                                                   Exhibit 10.28
                                 AMENDMENT TO
                            SECURED PROMISSORY NOTE

This Amendment is made and entered into as of October 5, 1999, by and between Interwoven, Inc. (the "Company") and the undersigned Obligor.

                                R E C I T A L S
                                - - - - - - - -

     1. In connection with the purchase of shares of the Company's Common Stock, Obligor delivered one or more Secured Promissory Notes (the "Notes") to
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the Company.

     2. Each Note provides a schedule for repayment of principal in monthly installments following an initial public offering of the Company's stock.

     3.  Company and Obligor wish to amend the repayment schedule for each Note.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

     1. Clause (ii) of the penultimate sentence of Section 1 of each Note is hereby amended in full to read as follows: "(ii) an initial public offering of the Company stock, in which event the principal sum shall become due in eighteen
(18) monthly installments of equal amount with the first installment due on the first annual anniversary of the effectiveness of the Registration Statement filed with the SEC in connection with the Company's initial public offering."

     2.  No Other Amendment.  Except as expressly set forth herein, each Note is
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unmodified and continues in full force and effect.

     3.  Governing Law.  This Amendment shall be governed by and construed under
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the internal laws of the State of California as applied to agreements among
California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of laws.

     4.  Entire Agreement.  This Amendment constitutes the entire agreement and
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understanding of the parties with respect to modification of the repayment schedule for the Notes and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to such subject matter.
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     5.  Counterparts.  This Amendment may be executed in two or more
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counterparts, including by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

OBLIGOR                             INTERWOVEN, INC.

/s/ Jeffrey E. Englemann            By:  /s/ Martin W. Brauns
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(Signature)
                                    Name: Martin W. Brauns
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Jeffrey E. Englemann
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(Print Name)                        Title: President and Chief Executive Officer
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